Subsequent events	12 Months Ended
Dec. 31, 2011
Subsequent events
Subsequent events

23. Subsequent events

        On January 31, 2012, we invested approximately $23 million of late-stage development capital to own 51% of Canadian Hills Wind, LLC ("Canadian Hills"). Canadian Hills is the 100% owner of the Canadian Hills Project which is a 298.45 MW wind power project in the late stages of development, located approximately 20 miles west of Oklahoma City, Oklahoma. Apex Wind Energy Holdings, LLC, is the project developer. Canadian Hills has executed long-term power purchase agreements with investment grade offtakers for 250.45 MW and is currently negotiating a similar PPA for the remaining 48 MW. Construction is expected to begin by April 2012 with commercial operations expected in November 2012. We will be responsible for the operations and management of the assets of Canadian Hills. Total project costs are expected to be approximately $460 million. Subject to final due diligence, Board approval and other conditions, we will have the right to invest 100% of the project equity or approximately $170 million.

        On February 16, 2012, we entered into an agreement with Primary Energy Recycling Corporation ("PERC"), whereby PERC will purchase our 14.3% common membership interests in PERH for approximately $24 million, plus a management termination fee of approximately $6.1 million for a total price of $30.1 million. The transaction remains subject to pricing adjustment or termination under certain circumstances. Completion of the transaction is subject to PERC obtaining financing and is expected to occur in the second quarter of 2012.